UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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Slippery Rock Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL
MEETING OF
SHAREHOLDERS
AND PROXY
STATEMENT

SLIPPERY ROCK FINANCIAL CORPORATION
100 South Main Street
Slippery Rock, Pennsylvania 16057-1245

To be held April 15, 2003

Mailed to Shareholders March 31, 2003

SLIPPERY ROCK FINANCIAL CORPORATION
100 SOUTH MAIN STREET
SLIPPERY ROCK, PENNSYLVANIA 16057-1245
(724) 794-2210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that pursuant to the call of its Board of Directors, the Annual Meeting of Shareholders of Slippery Rock Financial Corporation will be held at the Slippery Rock Township Building, 155 Branchton Road, Slippery Rock, Pennsylvania 16057, on Tuesday, April 15, 2003, at 7:00 p.m., prevailing time, for the purpose of considering and voting on the following matters:

1.        Election of four directors for a term of three years.

2.        Such other business as may properly come before the meeting or any adjournment thereof.

Only those shareholders of record at the close of business on March 14, 2003 shall be entitled to receive notice of and to vote at the meeting. A Proxy Statement, a form of proxy and self-addressed envelope are enclosed. Complete, date and sign the proxy. Return it promptly in the envelope which requires no postage if mailed in the United States. If you attend the meeting, you may withdraw your proxy and vote in person.

This Notice, the accompanying Proxy Statement and form of proxy are sent to you by order of the Board of Directors.

/s/ DALE R. WIMER

Dale R. Wimer Secretary

Slippery Rock, Pennsylvania
March 31, 2003

PROXY STATEMENT

INTRODUCTION

The Proxy Statement and enclosed proxy are being mailed to the shareholders of Slippery Rock Financial Corporation (the “Corporation”), on or about March 31, 2003, in connection with the solicitation of proxies by the Board of Directors of the Corporation. The proxies will be voted at the Annual Meeting of the Shareholders to be held on April 15, 2003, at 7:00 p.m., prevailing time, at the Slippery Rock Township Building, 155 Branchton Road, Slippery Rock, Pennsylvania 16057 (“Annual Meeting”). Proxies may be revoked at will at any time before they have been exercised by filing with the Secretary of the Corporation an instrument of revocation, by submitting a duly executed proxy bearing a later date or by appearing at the Annual Meeting and giving notice of intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

The costs of the solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, directors and officers of the Corporation may solicit proxies, without additional compensation, by telephone or telegraph. Arrangements may be made by the Corporation with banks, brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held by them of record, and the Corporation may reimburse them for reasonable expense they incur in so doing.

The Corporation’s Annual Report for the year ended December 31, 2002, is enclosed with this Proxy Statement. It should not be regarded as proxy solicitation material.

VOTING SECURITIES

As of the close of business on March 14, 2003 (the “Record Date”), there were outstanding 2,776,809 shares of Common Stock of the Corporation (“Common Stock”), the only class of capital stock of the Corporation outstanding and entitled to vote. Only shareholders of record as of the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting. Each shareholder is entitled to one vote for each such share held.

BENEFICIAL OWNERSHIP BY CERTAIN PERSONS AND MANAGEMENT

There is set forth below information with respect to the beneficial ownership, as of the Record Date, of certain persons, including directors and nominees for director, of shares of the Common Stock.

Name of Beneficial Owner	Amount and Nature of Ownership(1)(2)		Percent of Class

JOHN W. CONWAY Slippery Rock, Pennsylvania	98,080	(3)	3.5%
GRADY W. COOPER St. Cloud, Florida	383,050	(3)	13.5%
ROBERT M. GREENBERGER Butler, Pennsylvania	14,964	(3)	*
ROBERT E. GREGG Grove City, Pennsylvania	13,911	(3)(4)	*
WILLIAM D. KINGERY New Wilmington, Pennsylvania	10,998	(3)	*
BRENDA K. MCBRIDE Grove City, Pennsylvania	3,000	(3)	*
THOMAS D. MCCLYMONDS Portersville, Pennsylvania	9,597	(3)	*
SCOTT A. MCDOWELL Slippery Rock, Pennsylvania	3,878	(3)	*
S. P. SNYDER Slippery Rock, Pennsylvania	43,502	(3)	1.5%
WILLIAM C. SONNTAG Slippery Rock, Pennsylvania	29,652	(5)	1.0%
CHARLES C. STOOPS, JR. Pittsburgh, Pennsylvania	90,416	(3)	3.2%
NORMAN P. SUNDELL Slippery Rock, Pennsylvania	13,504	(3)(4)	*
OFFICERS, DIRECTORS AND NOMINEES FOR DIRECTORS AS A GROUP(6)	753,536	(5)	26.7%

______________

      *   Less than 1%

   (1)   The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in the General Rules and Regulations of the Securities and Exchange Commission (“SEC”) and may include securities owned by or for the individual’s spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after the Record Date. Beneficial ownership may be disclaimed as to certain of the securities.

   (2)   Information furnished by the Directors and Officers and the Corporation.

   (3)   Includes shares of Common Stock which may be acquired within 60 days by exercise of stock options granted pursuant to the Non-Employee Directors Stock Option Plan approved in 1997. Shares of Common Stock which are subject to stock options are deemed to be outstanding for computing the percentage of Common Stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person. The number of such shares included above are as follows:

Mr. Snyder, 2,600 shares; Mr. Sundell, 3,600 shares; Mr. Gregg, 4,200 shares; Mr. Kingery, 4,200 shares; Mr. Conway, 3,000 shares; Mr. Cooper, 2,000 shares; Mr. Stoops, Jr., 3,000 shares; Ms. McBride, 2,000 shares; Mr. McDowell, 2,000 shares; Mr. Greenberger, 1,000 shares; and Mr. McClymonds, 1,000 shares.

  (4)   Includes voting power of attorney over 3,689 shares owned by members of Mr. Gregg’s family and 332 shares for which Mr. Sundell holds a power of attorney.

   (5)   Includes 13,332 shares of Common Stock which may be acquired within sixty (60) days by exercise of stock options granted to Mr. Sonntag and 21,996 shares granted to officers as a group pursuant to the Employee Incentive Stock Option Plan approved in 1997.

   (6)   The group consists of 14 persons, as of the Record Date, being two officers of the Corporation, directors and nominees for director.

Principal Holders of Stock

Except as set forth in the following table, no person is known to the Corporation’s management to own of record or beneficially 5% or more of the outstanding Common Stock as of the Record Date:

	Common Stock

Name and Address of Beneficial Owner	Amount	Percentage

GRADY W. COOPER St. Cloud, Florida 34769	383,050	13.5%

ELECTION OF DIRECTORS

The Corporation’s Articles of Incorporation provide that there shall be three classes of directors as nearly equal in number as possible, each class being elected for a three-year term and only one class being elected each year beginning in 1993. The total number of directors shall be that number from time to time determined by a resolution adopted by a majority vote of the directors then in office or by resolution of the shareholders at a meeting thereof. There shall be not less than five directors. The number of directors for 2003 has been set at 12. Kenneth D. Wimer, a director since 1971, died on February 27, 2003.

The Board of Directors has nominated Messrs. Robert M. Greenberger, William C. Sonntag and Norman P. Sundell and Ms. Brenda K. McBride for election as Class II directors for three-year terms to expire at the 2006 Annual Meeting of Shareholders, or until their successors are duly elected and qualified. All Class II directors were elected by the shareholders at the 2000 Annual Meeting except Ms. McBride who was appointed by the Board of Directors on August 21, 2001. The remaining eight directors will continue to serve in accordance with their prior election with the terms of the Class I and Class III directors expiring in 2005 and 2004, respectively.

Each shareholder has one vote for each share registered in his or her name, and there are no cumulative voting rights. Unless authority is withheld as to a particular nominee or as to all nominees, all proxies will be voted for the nominees listed below. Directors shall be elected by a plurality of votes cast at the meeting by holders of stock present and entitled to vote thereat. Votes marked “WITHHOLD AUTHORITY” in the election of directors are counted toward a quorum but have no effect on the outcome of the election.

It is intended that shares represented by proxies will be voted for the nominees listed below, each of whom is now a director of the Corporation and each of whom has expressed his or her willingness to serve, or for any substitute nominee or nominees designated by the Board of Directors in the event any nominee or nominees become unavailable for election. The four persons receiving the highest number of votes for Class II directors will be elected. The Board of Directors has no reason to believe that any of the nominees will not serve if elected.

In the following tables are set forth as to each of the nominees for election as Class II directors and as to each of the continuing Class I and Class III directors his or her age, principal occupation and business experience, the period during which he or she has served as a director of the Corporation, the Bank or an affiliate and other business relationships as of the Record Date. There are no family relationships between any of the persons listed below.

Nominees for Election as Class II Directors
Terms Expire in 2006

Name and Principal Occupation(1)	Age	Director Since(2)(3)	Directorship in other Reporting Companies

ROBERT M. GREENBERGER Owner and President, Harry Products, Inc., parent firm of Trader Horn, Retail Sales	66	1995	None
BRENDA K. MCBRIDE Attorney-At-Law McBride & McBride, P.C.	49	2001	None
WILLIAM C. SONNTAG President and Chief Executive Officer of the Corporation and Bank	54	1989	None
NORMAN P. SUNDELL Vice Chairman of the Board, Partner, Sundell Auto Specialties	59	1987	None

THE BOARD OF DIRECTORS RECOMMENDS THE ABOVE NOMINEES TO BE ELECTED

Class I Directors
Terms Expire in 2005

Name and Principal Occupation(1)	Age	Director Since(2)(3)	Directorship in other Reporting Companies

JOHN W. CONWAY Vice Chairman, Retired, former Executive Vice President of the Bank	78	1961	None
WILLIAM D. KINGERY Vice President and Treasurer, Springfield Restaurant Group	49	1995	None
SCOTT A. MCDOWELL, C.P.A. Chief Financial Officer, Blair Strip Steel Company	37	2001	None
CHARLES C. STOOPS, JR. Retired, former General Tax Counsel, Rockwell International Corp.	69	1984	None

Class III Directors
Terms Expire in 2004

Name and Principal Occupation(1)	Age	Director Since(2)(3)	Directorship in other Reporting Companies

GRADY W. COOPER Chairman of the Board, retired, former President of Cooper Brothers, Inc. Building Supplies	80	1966	None
ROBERT E. GREGG Partner, Spring Meadows Farms	61	1987	None
THOMAS D. MCCLYMONDS Vice President, Dale McClymonds, Inc., Trucking	50	2001	None
S. P. SNYDER, Retired, former Owner and Partner, Snyder Bus Company	70	1966	None

______________

(1)       All directors and nominees have held the positions indicated or another senior executive position with the same entity or one of its affiliates or predecessors for the past five years, except for Scott A. McDowell who was the Controller for SATEC for one of the past five years.

(2)       Reflects the earlier of the first year as a director of the Corporation or The First National Bank of Slippery Rock (“Bank”).

(3)       All incumbent directors were elected by the shareholders except Ms. McBride who was appointed by the Board of Directors on August 21, 2001 and Mr. McClymonds who was appointed by the Board of Directors on July 17, 2001.

Board Meetings and Committees

The Board of Directors of the Corporation has various committees including a Personnel and Salary Committee and an Audit Committee. During the year 2002 the Board of Directors of the Corporation held 6 meetings and the Board of Directors of the Bank held 12 meetings. The Audit Committee held 13 meetings. The Audit Committees of the Corporation and the Bank comprise the same persons, and all meetings were jointly held. Each director attended at least 75% of the combined total of meetings of the Board of Directors and each committee of which he was a member, except Mr. Conway who attended 71% and Mr. Cooper who attended 70% of the meetings.

The Loan Review Committee consists of Messrs. Gregg, McClymonds, Snyder and Sundell. The Committee met 4 times in 2002.

The Corporation presently does not have a separate Nominating Committee. The Personnel and Salary Committee of the Bank, consisting of Messrs. Cooper, Greenberger, Kingery, Snyder, Stoops, Sundell and Ms. McBride met 9 times in 2002. Mr. Sonntag is ex-officio member of all committees except the Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed audited financial statements with management and has discussed matters with independent auditors as required by Statement on Auditing Standards 61(2). The Audit Committee has received written disclosures and letters from independent auditors in accordance with Independence Standards Board Standard No. I and has reviewed the independence of the auditors with them. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

At December 31, 2002, total audit fees (which included fees for quarterly review services) were approximately $57,464. In addition, fees for internal auditing services, tax preparation and compliance totaled approximately $59,865.

The Audit Committee has in place a charter which governs its operations and membership requirements. A copy of the charter was included as an appendix to Registrant’s proxy statement for the 2001 meeting of shareholders. This charter has been approved and adopted by the Board of Directors. This charter is reviewed annually by the Committee and the Board of Directors.

Members of the Audit Committee are independent in accordance with NASD listing requirements (NASD Rule 4200(a)(14)). Mr. McDowell meets the requirement of having at least one “financial expert” as a member of the Audit Committee. They also constitute the Audit Committee of the Bank.

Submitted by Messrs. Gregg, McDowell, Snyder, McClymonds and Sundell.

EXECUTIVE COMPENSATION

Compensation of Directors

Directors were paid $1,400.00 for each Board meeting during 2002 plus an additional $25.00 for each committee meeting attended during the last six months of 2002. A total of $204,325 was paid as Directors fees in 2002.

On January 16, 2001, the Corporation adopted a Restricted Stock Plan for non-employee directors whereby they have the option of receiving director’s fees in stock in lieu of cash. As of the date hereof, 2,190 shares of Common Stock have been issued pursuant to this plan.

The Corporation has a Non-Employee Directors Stock Option Plan which was approved by the Board of Directors and adopted by the Shareholders at the 1997 meeting. Options to purchase up to 72,000 shares of Common Stock may be granted to directors of the Corporation or any subsidiary who are not employees of the Corporation or a subsidiary. Under the terms of the Plan, a compensatory stock option to purchase 1,000 shares of Common Stock is automatically granted to each non-employee director as of September 30 of each year, beginning September 30, 1997 and ending on September 30, 2006. The option price is the fair market value per share of common stock on the date of the grant. All options are vested on the date of the grant, but none shall be exercisable after the expiration of 10 years from the date of the grant. Information with respect to the number of options held by directors is set forth under “Beneficial Ownership by Certain Persons and Management”.

Executive Compensation

The following persons are considered to be Executive Officers of the Corporation by virtue of their position with the Corporation or the Bank.

Name	Age	Position	Business Experience(1)

WILLIAM C. SONNTAG	54	President and Chief Executive Officer of the Corporation and the Bank

MARK A. VOLPONI	41	Treasurer of the Corporation and Vice President and Controller of the Bank

DALE R. WIMER	57	Secretary of the Corporation and Executive Vice President and Secretary of the Bank

______________

   (1)   Each of the above persons has held an executive position with the Corporation or the Bank for the past five years.

The following table sets forth the cash compensation paid or to be paid by the Bank during 2002 to Mr. Sonntag, the Chief Executive Officer. No other officer’s compensation exceeded $100,000. The Corporation paid no salaries or benefits except for the Non-Employee Directors Stock Option Plan, the Restricted Stock Plan and the Employees Incentive Stock Option Plan referred to above.

SUMMARY COMPENSATION TABLE
Annual Compensation (l)(2)

Name and Principal Position	Year	Salary	Bonus	Number of All Stock Options(4)	OtherAnnual Compensation(4)

WILLIAM C. SONNTAG,	2002	$144,288	$35,448	6,000	—
President and Chief	2001	$119,496	$36,412	6,000	—
Executive Officer (3)	2000	$109,500	$33,054	8,000	—

______________

   (1)   Information with respect to group life, health, hospitalization and medical reimbursement plans is not included as they do not discriminate in favor of officers or Directors and are available generally to all salaried employees.

   (2)   Information with respect to the Bank’s Employees Retirement Plan is not included as it is a fixed benefit plan available to all salaried employees on the same terms and conditions.

   (3)   Does not include amounts attributable to miscellaneous benefits. In the opinion of management of the Corporation, the cost of providing such benefits during 2002 did not exceed the lesser of $50,000 or 10% of Mr. Sonntag’s total salary and bonus.

   (4)   The Corporation has no restricted stock or other long-term incentive plans for employees. The Board of Directors approved an Employees Incentive Stock Option Plan which was approved and adopted by Shareholders at the 1997 meeting. Information with respect to grants made pursuant to this plan is set forth below. Mr. Sonntag is the only director who is also an employee of the Bank.

Compensation Committee Reports on Executive Compensation

The Personnel and Salary Committee of the Bank, acting as a compensation committee, has the responsibility to recommend to the Bank’s Board of Directors the compensation of the Chief Executive Officer and other persons who are deemed to be principal officers of the Bank. The Corporation pays no salaries. The Committee also evaluates performance of management and considers management’s success, planning and related matters. The Committee reviews with the Bank’s Board of Directors all aspects of the compensation of the highest paid officers, including stock option grants.

A salary plan is reviewed for consistency with industry peer group surveys. The peer group consists of banks within the area of similar assets, size and additional banks elsewhere within the same asset range. Judgments are made with respect to the value contributed to the Corporation and the Bank by the various officer’s positions, including the Chief Executive Officer. Individual salary levels and option awards are based on relative importance of the job, individual performance of each officer in those positions and the contribution that person has made to the Corporation during the year.

As a result of these reviews, salary increases and option grants are determined by the Board of Directors. Management of the Bank determines salary and increases for all other officers and employees based upon performance.

Submitted by Messrs. Cooper, Greenberger, Kingery, Snyder, Stoops, Sundell and Ms. McBride.

COMPENSATION ACCORDING TO PLANS

Retirement Plan

All eligible employees of the Bank are covered by a Defined Benefit Pension Plan (the “Plan”). The Plan is a non-contributory, defined benefit pension plan which provides a normal retirement benefit based upon each participant’s years of service with the Bank and the participant’s average monthly compensation, which is defined as the compensation converted to a monthly amount and averaged over five (5) consecutive calendar years which produce the highest monthly average within the last ten (10) completed years of service.

Benefits are equal to 35% of average monthly compensation plus 22% of average monthly compensation in excess of one-twelfth (1/12) of covered compensation. “Covered Compensation” is defined as a 35 year average of the Social Security Taxable Wage Basis in effect for each calendar year ending with the last day of each calendar year in which a participant reaches normal retirement age. Employees are fully vested after five or more years of service. Actuarial equivalent benefits will be paid upon early retirement, death or disability. An employee will receive his or her vested portion if employment is terminated for any other reason. Employees are eligible at age 21 years and completion of one (1) year of service. Directors are not entitled to benefits under the Retirement Plan unless they are also active employees of the Bank. The following table sets forth the estimated annual benefits payable to an employee retiring in 2002 under the Plan reflecting applicable limitations under Federal tax laws.

Average Annual Compensation	Years of Service at Retirement

	10	20	30	40

$ 20,000	$2,800	$5,600	$7,000	$7,000
$ 40,000	$5,600	$11,200	$14,000	$14,000
$ 60,000	$8,400	$16,800	$21,000	$21,000
$ 80,000	$12,274	$24,547	$30,684	$30,684
$100,000	$16,834	$33,667	$42,084	$42,084
$120,000	$21,394	$42,787	$53,484	$53,484
$140,000	$25,954	$51,907	$64,884	$64,884

As of December 31, 2002, Mr. Sonntag had been credited with 27 years of service for purposes of the retirement plan. The approximate accrued benefit at age 65 (or retirement if later) based on years of credited service is $50,204.63 for Mr. Sonntag. Covered compensation is based on salary shown in the Summary Compensation Table.

401(k) Savings Plan

Employees who have reached age 21 and completed six (6) months of service (500 hours) are eligible to participate in the Bank’s 401(k) Savings Plan. This is a participant salary reduction plan wherein a participant may elect to have a percentage of his or her salary (up to maximum legal limits) reduced. Such amounts are immediately fully vested. The Bank makes an annual matching contribution equal to a percentage of salary reduction. Currently, the maximum matching contribution is 2% of salary.

Employer contributions are fully vested after three years of eligible service.

Investment gains and losses are allocated on the last day of the Plan year (December 31) as follows:

Employee’s Share =	Market Value of Employee’s Account	x Net gain or loss to be allocated

Market Value of all Participant’s Accounts

A participant is entitled to receive 100% of his or her account balance at normal retirement (later of age 65 or 10th anniversary of participation). Payments are also made on early retirement, late retirement, death or disability. Only the vested portion is paid on termination for any other cause.

STOCKHOLDERS RETURN PERFORMANCE

Set forth below is a graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation’s Common Stock against the cumulative total return of S&P 500 Total Return Stock Index and Peer Group Index for the five years beginning January 1, 1998 and ending December 31, 2002. Each assumes an investment of $100 on December 31, 1997 and retention of dividends when paid.

	Period Ending

Index	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02

Slippery Rock Financial Corporation (1)	100.00	114.40	114.04	82.83	99.70	92.48
S&P 500 (2)	100.00	128.55	155.60	141.42	124.63	96.95
Slippery Rock Peer Group* (2)	100.00	114.60	98.30	89.17	108.55	136.30

______________

(1)      Data based upon appraised values for 1998 and 1999 and market sales for 2000, 2001 and 2002.

(2)      Data obtained from SNL

*         Slippery Rock Peer Group consists of ACNB Corporation, CNB Financial Corp., Codorus Valley Bancorp, Comm Bancorp, Drovers Bancshares Corporation (acquired 7/2/01), First Chester County Corporation, Franklin Financial Services Corp., Penseco Financial Services Corp., and Tower Bancorp.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information concerning the grant of stock options to Mr. Sonntag during fiscal 2002.

Name	Options Granted(#)	Percent of Total Options Granted to Employees	Exercise Price ($/Share)(1)	Expiration Date

WILLIAM C. SONNTAG	6,000	19.32%	$ 15.23	9/30/12

______________

   (1)   Based upon a market value of $15.23 per share on September 30, 2002.

AGGREGATED OPTION EXERCISES IN LAST
FISCAL YEAR AND YEAR END OPTION VALUES

The following table sets forth certain information concerning exercise of stock options granted pursuant to the Employees Incentive Stock Option Plan by Mr. Sonntag during the year ended December 31, 2002 and options held at December 31, 2002.

	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options at 12/31/02		Value of Unexercised Options at 12/31/02

Name			Exercisable	Unexercisable	Exercisable(1)	Unexercisable(1)

WILLIAM C. SONNTAG	0	0	13,332	18,668	0	0

______________

   (1)   Based upon a market value of $14.75 per Share on December 31, 2002.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires the Corporation’s officers, directors and persons owning more than 10% of the Corporation’s Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and such shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Except as set forth above in “Principal Holders of Stock”, the Corporation knows of no person who owned 10% or more of its Common Stock.

Based upon review of copies of the forms furnished to the Corporation, the Corporation believes that during 2002 all Section 16(a) filing requirements were complied within a timely manner.

TRANSACTIONS WITH MANAGEMENT

Certain directors, nominees and executive officers and/or their associates were customers of and had transactions with the Corporation or the Bank during 2002. Transactions which involved loans or commitments by the Bank were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present other unfavorable features.

AUDITORS

S. R. Snodgrass, A.C. has audited the Corporation’s financial statements for the fiscal year ended December 31, 2002, and the report on such financial statements appears in the Annual Report to Shareholders. S. R. Snodgrass, A.C. has been selected by the Board of Directors to perform an examination of the consolidated financial statements of the Corporation for the year ending December 31, 2003. Representatives of S. R. Snodgrass, A.C. will be present at the meeting. They will have an opportunity to speak and to respond to appropriate questions. Auditing fees are set forth in the Audit Committee Report on page 7.

FINANCIAL INFORMATION

A copy of the Corporation’s Annual Report to Shareholders for the year ended December 31, 2002 accompanies this Proxy Statement. Such Annual Report is not a part of the proxy solicitation materials.

REQUESTS FOR PRINTED FINANCIAL MATERIAL FOR THE CORPORATION OR ANY OF ITS SUBSIDIARIES—ANNUAL OR QUARTERLY REPORTS, FORMS 10-K AND 10-Q AND CALL REPORTS AND A LIST OF EXHIBITS—SHOULD BE DIRECTED TO MARK A. VOLPONI, TREASURER, 100 SOUTH MAIN STREET, SLIPPERY ROCK, PA 16057-1245, TELEPHONE (724) 794-2210. UPON WRITTEN REQUEST AND PAYMENT OF A COPYING FEE OF TEN CENTS A PAGE, THE CORPORATION WILL ALSO FURNISH A COPY OF ALL EXHIBITS TO THE FORM 10-K.

SHAREHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

Any eligible shareholder desiring to present a proposal pursuant to Rule 14a-8 promulgated by the SEC to be considered at the 2004 Annual Meeting of Shareholders should submit the proposal in writing to: William C. Sonntag, President, Slippery Rock Financial Corporation, 100 South Main Street, Slippery Rock, PA 16057-1245 no later than November 28, 2003. A shareholder wishing to submit a proposal other than pursuant to Rule 14a-8 must notify the Corporation no later than February 4, 2004. In the absence of timely notice, management will exercise its discretionary power in voting on any such matter.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting. If, however, any other business should properly come before the meeting, or any adjournment thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment of the persons named in the proxy. It is the Corporation’s policy to send one proxy statement and one annual report to multiple shareholders at the same address. However, upon written or oral request, the Corporation will deliver a separate copy of the proxy statement or annual report to a shareholder at a shared address. Such requests should be sent to Dale R. Wimer, Secretary, Slippery Rock Financial Corporation, 100 South Main Street, Slippery Rock, PA, 16057-1245, telephone (724)794-2210. Shareholders sharing an address can request a single copy of the proxy statement or annual report by contacting Mr. Wimer at the same address or telephone number.

By Order of the Board of Directors
/s/ DALE R. WIMER

Dale R. Wimer Secretary

Please Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

Mark an “X” in the box below to indicate your vote.			2. In accordance with the recommendations of management, to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.
1.	Election of Class II Directors for a three year term SPECIAL INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), DRAW A LINE THROUGH THE NOMINEE’S NAME(S) BELOW		IN ABSENCE OF A CONTRARY DIRECTION, THE SHARES REPRESENTED SHALL BE VOTED IN FAVOR OF ITEM 1 AND IN ACCORDANCE WITH THE RECOMMENDATION OF MANAGEMENT WITH RESPECT TO ITEM 2.	WILL ATTEND	☐

	FOR all nominees listed below (except as marked to the contrary) ☐ 01 Robert M. Greenberger 02 Brenda K. McBride	WITHHOLD AUTHORITY to vote for all nominees listed below ☐ 03 William C. Sonntag 04 Norman P. Sundell

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
AND MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE.

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

Number of shares held as of March 14, 2003

☐

Dated: , 2003

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appear(s) hereon.
When signing as attorney, executor, administrator, trustee, or guardian, etc., you should indicate your full title. If stock is in joint name(s), each joint owner should sign.

If planning on attending the meeting in person, please indicate in the box in the right hand corner above.

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Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.eproxy.com/srck		1-800-435-6710

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

OR

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

			OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

SLIPPERY ROCK FINANCIAL CORPORATION

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

This proxy is solicited by the Board of Directors and may be revoked prior to exercise.

Annual Meeting of Shareholders — April 15, 2003 - 7:00 p.m.

Place:  Slippery Rock Township Building

The undersigned shareholder(s) of SLIPPERY ROCK FINANCIAL CORPORATION, Slippery Rock, Pennsylvania (the “Corporation”) do(es) hereby appoint Gerald E. Campbell my (our) true attorney with full power of substitution, for me (us) and in my (our) name(s), to vote all the common stock of the Corporation standing in my (our) name(s) on its books on March 14, 2003 at the Annual Meeting of Shareholders of the Corporation to be held at the Slippery Rock Township Building, 155 Branchton Road, Slippery Rock, Pennsylvania 16057, on April 15, 2003, at 7:00 p.m. or any adjournment or postponement thereof as follows:

This will ratify and confirm all that said attorney may do or cause to be done by virtue hereof. Said attorney is hereby authorized to exercise all the power that I (we) would possess if present personally at said meeting or any adjournment(s) thereof. I (we) hereby revoke all proxies by me (us) heretofore given for any meeting of Shareholders of the Corporation. Receipt is acknowledged of the Notice and Proxy Statement for said meeting, each dated March 31, 2003.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY

Address Change/Comments (Mark the corresponding box on the reverse side)

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